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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 15, 2000




                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                      0-19290                 94-3060271
(State of jurisdiction)      (Commission File No.)        (IRS Employer
                                                        Identification No.)


                              256 East Grand Avenue
                      South San Francisco, California 94080
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 244-6800









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Item 5.           Other Events

On February 15, 2000, COR Therapeutics, Inc., a Delaware corporation (the "Company"), announced that it intended to raise approximately $150,000,000 through a private placement of convertible subordinated notes. See the Company's press release, attached hereto as Exhibit 99.1.



Item 7.           Exhibits

Exhibit 99.1 Press Release, dated February 15, 2000, entitled "COR Therapeutics, Inc. Announces Proposed $150 Million Convertible Subordinated Note Offer."


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COR THERAPEUTICS, INC.



Dated:  February 16, 2000                   By: /s/ Peter S. Roddy
                                                -----------------------------
                                                Peter S. Roddy
                                                Vice President, Finance

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